Exhibit 99.1

INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT (the “Agreement”) made and entered into as of August 25, 2006, by and between COAST FINANCIAL HOLDINGS, INC., a Florida corporation (the “Corporation”), and JUSTIN D. LOCKE (the “Indemnitee”).

RECITALS

A. The Indemnitee is either a member of the board of directors of the Corporation (the “Board of Directors”) or an officer of the Corporation, or both, and in such capacity or capacities, or otherwise as an Agent (as defined below) of the Corporation, is performing a valuable service for the Corporation.

B. Highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against risks of claims and actions against them arising out of their service to, and activities on behalf of, such corporations.

C. Although the Board of Directors has determined that, in order to attract and retain qualified persons, the Corporation will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect directors, officers, and certain Agents serving the Corporation and its subsidiaries from certain liabilities, the Corporation and the Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and agents of a publicly-traded corporation at a reasonable cost.

D. The Board of Directors has determined that the difficulty in attracting and retaining such persons is detrimental to the best interests of the Corporation’s shareholders and that the Corporation should act to assure such persons that there will be increased certainty of such protection in the future.

E. It is reasonable, prudent, and necessary for the Corporation to obligate itself by contract to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Corporation free from undue concern that they will not be so protected.

F. The Corporation’s bylaws (the “Bylaws”) expressly allow and require the Corporation to indemnify its directors, officers, and certain agents to the maximum extent permitted under Florida law.

G. The Corporation desires the benefits of having the Indemnitee serve as a member of the Board of Directors or an officer, or both, or as an Agent, secure in the knowledge that any expenses, liability and losses incurred by him in his good faith service to the Corporation will be borne by the Corporation or its successors and assigns.

H. The Indemnitee is willing to serve, continue to serve, or to undertake additional service for or on behalf of the Corporation, on the condition that he be so indemnified as provided in this Agreement.

I. This Agreement is intended to supplement and enhance the indemnity provisions under the Corporation’s Articles of Incorporation (the “Articles of Incorporation”) and the Bylaws and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

1. Services to the Corporation. The Indemnitee agrees to serve or continue to serve as a director or officer of the Corporation or any subsidiary of the Corporation, or otherwise as an Agent of the Corporation, for so long as Indemnitee is duly elected or appointed and qualified in accordance with the applicable provisions of the Articles of Incorporation and the Bylaws, or otherwise employed by the Corporation, and until such time as Indemnitee tenders his resignation in writing, fails to stand for reelection, is removed as a director and/or officer, or his employment terminates, as the case may be. For purposes of this Agreement, references herein to service as an officer of the Corporation shall include the service of the Indemnitee as the interim Chief Financial Officer of the Corporation. The Indemnitee may from time to time also perform other services at the request of, or for the convenience of, or otherwise benefiting the Corporation or any Subsidiary or Affiliate. This Agreement shall not impose any obligation on the Indemnitee or the Corporation to continue the Indemnitee’s position with the Corporation or any Subsidiary or Affiliate beyond any period otherwise applicable. Accordingly, the Indemnitee may resign or be removed from such position at any time for and for reason (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Corporation or any Subsidiary or Affiliate shall have no obligation under this Agreement to continue Indemnitee in any such position.

2. Definitions. For purposes of this Agreement, the capitalized terms below shall have the following meanings;

(a) “Affiliate” shall mean any corporation, joint venture, partnership, limited liability company, trust or other entity which (a) controls, is controlled by, or is under common control with, the specified corporation, joint venture, partnership, limited liability company, trust or other entity or (b) is controlled by or is under common control with the specified individual. For purposes of this definition, the terms “controls”, “controlled by” and “under common control with” mean the power, directly or indirectly, to direct or cause the direction of the management or policies of an entity whether by voting power, contract or otherwise.

(b) “Agent” shall mean any person who is or was, or who has consented to serve as, a director, officer, employee or agent of the Corporation or a subsidiary of the Corporation whether serving in such capacity or as a director, officer, employee, agent, fiduciary, joint venturer, partner, member, manager, or other official of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise (including, without limitation, an employee benefit plan) either at the request of, for the convenience of, or otherwise to benefit the Corporation or a Subsidiary.

(c) “Change of Control” shall mean the occurrence of any of the following after the date of this Agreement: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding voting securities, or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new director whose election or nomination for election by the Corporation’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors, (iii) any “person” is or becomes the “beneficial owner” (as those terms are defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities of the Corporation representing at least 50% of the total voting power represented by the then-outstanding Voting Securities, (iv) the shareholders of the Corporation approve a merger or consolidation with any other corporation or entity, other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (v) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition of all or substantially all of the assets of the Corporation.

(d) “Disinterested Director” shall mean a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

(e) “Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

(f) “Expenses” shall be broadly construed and shall include, without limitation, (i) all direct and indirect costs actually and reasonably incurred, paid, or accrued, (ii) all attorneys’ fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, food and lodging expenses while traveling, duplicating costs, printing and binding costs, telephone charges, postage, delivery service, freight, or other transportation fees and expenses, and (iii) all other disbursements or out of pocket expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, or investigating a Proceeding; in each case incurred in connection with either the investigation of, the defense of, being a witness in, participating in, preparing to prosecute or defend, settling, or appealing a Proceeding, or establishing or enforcing a right of indemnification under this Agreement, applicable law or otherwise. Notwithstanding any of the foregoing, the term “Expense” shall not include any Liabilities.

(g) “Independent Legal Counsel” shall mean a law firm, or a member of a law firm, selected by the Corporation and approved by Indemnitee (which approval shall not be unreasonably withheld), that is experienced in matters of corporation law and neither at the time of designation is, nor in the five years immediately preceding such designation was, retained to represent: (i) the Corporation or any of its subsidiaries or affiliates, or the Indemnitee or any of its affiliates or any corporation of which the Indemnitee was or is a director, officer, employee or agent, or any subsidiary or affiliate of such a corporation, in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement arising on or after the date of this Agreement, regardless of when the Indemnitee’s act or failure to act occurred.

(h) “Liabilities” shall mean liabilities of any type whatsoever, including, but not limited to, judgments (including punitive and exemplary damages), fines, ERISA or other excise taxes and penalties, and amounts paid in settlement (including all interest, assessments, or other charges paid or payable in connection with or in respect of any of the foregoing).

(i) “Potential Change of Control” shall mean the occurrence of any of the following: (i) the Corporation enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act), including, without limitation, the Corporation, publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act), who is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding Voting Securities; or (iv) the Board of the Corporation adopts a resolution to the effect that, for purposes of this Agreement, ultimately result in a Change of Control or any of the events described in Section 2(h)(i), (ii), or (iii) hereof.

(j) “Proceeding” shall mean any pending, threatened, or completed action, claim, hearing, suit, arbitration, alternative dispute resolution mechanism, inquiry, investigation, or any other proceeding (including any appeals from any of the foregoing), whether civil, criminal, administrative, legislative, or investigative in nature, whether formal or informal, including, without limitation, any such Proceeding brought by or in the right of the Corporation or otherwise.

(k) “Subsidiary” shall mean any corporation, joint venture, partnership, limited liability company, trust or other entity which is controlled by the Corporation. For purposes of this definition, the term “controlled by” means the power, directly or indirectly, to direct or cause the direction of the management or policies of the applicable entity whether by voting power, contract or otherwise.

(l) “Voting Securities” shall mean any securities of the Corporation that are entitled generally to vote in the election of directors.

3. Basic Indemnification Agreement. Subject to the limitations set forth herein and in Section 9 hereof:

(a) The Corporation shall indemnify the Indemnitee to the fullest extent authorized or permitted under the Florida Business Corporation Act the (“FBCA”) and the provisions of the Articles of Incorporation and the Bylaws in effect on the date hereof or as the FBCA, the Articles of Incorporation, or the Bylaws may be amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted prior to such amendment). The right to indemnification conferred in the Articles of Incorporation and the Bylaws shall be presumed to have been relied upon by the Indemnitee in serving or continuing to serve the Corporation or any Subsidiary or Affiliate as a director, officer, or other Agent and shall be enforceable as a contract right. The Corporation shall not adopt any amendments to its Articles of Incorporation or Bylaws, or permit any Subsidiary or Affiliate to adopt any amendments to its organic documents, the effect of which would be to deny, diminish, or encumber the Indemnitee’s rights to indemnity pursuant to the Articles of Incorporation, the Bylaws, or the FBCA, or any other applicable law, as applied to any act or failure to act occurring in whole or in part prior to the date upon which such amendment was approved by the Board of

Directors or the Corporation’s shareholders, as the case may be (the “Effective Date”). In the event that the Corporation shall adopt any amendment to its Articles or Incorporation or Bylaws, or any Subsidiary or Affiliate shall adopt any amendment to its organic documents, the effect of which is to deny, diminish, or encumber the Indemnitee’s right to indemnity pursuant to the Articles of Incorporation, the Bylaws, or such organic documents, as the case may be, or under the FBCA, or any other such law, such amendment shall apply only to acts of failures to act occurring entirely after the Effective Date thereof. The Corporation shall give notice of any such amendment to the Indemnitee.

(b) Without in anyway diminishing the scope of the indemnification provided by this Section 3, and in addition to any other rights of indemnification which the Indemnitee may have under the Articles of Incorporation, Bylaws, organic documents of any Subsidiary or Affiliate, or other contract right, the Corporation agrees to indemnify and hold the Indemnitee harmless (whenever the Indemnitee is or was a witness or a party, or is threatened to be made a witness or a party, to any Proceeding, including without limitation any Proceeding brought by or in the right of the Corporation or any Subsidiary or Affiliate, by reason of the fact that the Indemnitee is or was a director, officer or other Agent of the Corporation or any Subsidiary or Affiliate, or by reason of anything done or not done, or alleged to have been done or not done, by the Indemnitee in such capacity) against all Expenses and Liabilities actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with the investigation, defense, testimony in, settlement, or appeal of such Proceeding. The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute in the absence of an agreement.

(c) In addition to, and not as a limitation of, the indemnification provided by this Section 3, the rights of indemnification of the Indemnity provided under this Agreement shall include those rights set forth in Sections 4, 5, and 7 of this Agreement. Notwithstanding the provisions of this Section 3, the Corporation shall not be required to indemnify the Indemnitee in connection with a Proceeding commenced by the Indemnitee (other than a Proceeding commenced by the Indemnitee to enforce the Indemnitee’s rights under this Agreement) unless the commencement of such Proceeding was authorized by the Board of Directors.

(d) The Corporation’s obligations to make payments under this Agreement are not subject to diminution by set-off, counterclaim, abatement, or otherwise. However, the Indemnitee will not be released from any liability or obligations owed to the Corporation, whether under this Agreement or otherwise.

4. Payment of Expenses.

(a) Full Indemnification. Notwithstanding any other provision in this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith. For purposes of this Section 4 and without limitation, the termination of any claim, issue, or matter in any such Proceeding by dismissal, settlement, or withdrawal, with or without prejudice, shall be deemed to be a successful resolution as to such claim, issue, or matter.

(b) Partial Indemnification. Notwithstanding any other provision in this Agreement, if the Indemnitee is not wholly successful in any Proceeding but is successful on the merits or otherwise in defense of such Proceeding as to one or more, but less than all, of the claims, issues, or matters in such Proceeding, the Corporation shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee in connection with each successfully resolved claim, issue, or matter.

(c) Advance of Expenses.

(i) All Expenses incurred by or on behalf of the Indemnitee shall be advanced by the Corporation to the Indemnitee (“Expense Advance”) within 20 days after the receipt by the Corporation of a written request for such advance which may be made from time to time, whether prior to or after final disposition of a Proceeding (unless there has been a final determination by a court of competent jurisdiction or decision of an arbitrator that the Indemnitee is not entitled to be indemnified for such Expenses). Any Expense Advance requested hereby shall be made without regard to the Indemnitee’s ability to repay the amount of the Expense Advance and without regard to the Indemnitee’s ultimate entitlement to indemnification under this Agreement. The Indemnitee’s entitlement to Expense Advances shall include those Expenses incurred in connection with any Proceeding by Indemnitee seeking a determination, an adjudication or an award in arbitration pursuant to this Agreement. Each written request shall reasonably evidence the Expenses incurred by Indemnitee in connection therewith. The Indemnitee hereby promises to repay to the Corporation the amounts advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

(ii) If the Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that the Indemnitee is entitled to be indemnified under this Agreement, as provided in Section 7, any determination made under Section 5 hereof that the Indemnitee is not entitled to be indemnified under this Agreement shall not be binding and the Indemnitee shall not be required to reimburse the Corporation for any Expense Advances until a final judicial determination (as to which all rights of appeal therefrom have been exhausted or have lapsed) is made that the Indemnitee is not permitted to be indemnified under this Agreement. The Indemnitee’s obligation to reimburse the Corporation for any Expense Advance shall be unsecured and no interest shall be charged thereon.

5. Procedure for Determination of Entitlement to Indemnification.

(a) Whenever the Indemnitee believes that the Indemnitee is entitled to indemnification under this Agreement, the Indemnitee shall submit a written request to the Corporation for indemnification to the attention of the corporate secretary. The request for indemnification shall include documentation or information which is necessary for the determination of entitlement to indemnification and which is reasonably available to the Indemnitee. In any event, the Indemnitee shall submit the Indemnitee’s claim for indemnification within a reasonable time, not to exceed one (1) year after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or final termination, whichever is the later date for which the Indemnitee requests indemnification. The secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

(b) Upon written request for indemnification made pursuant to Section 5(a) of this Agreement, a determination shall be made by the Corporation with respect to the Indemnitee’s entitlement thereto as follows:

(i) If a Change of Control shall not have occurred prior to such determination, the Corporation, at its sole discretion, shall require such determination to be made by any one of the following:

(A) the Board of Directors by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum of the Board of Directors;

(B) a committee of the Board of Directors consisting solely of Disinterested Directors designated to serve on such committee by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum of the Board of Directors; or

(C) Independent Legal Counsel, if there are no Disinterested Directors or the Disinterested Directors so direct.

(ii) If a Change of Control shall have occurred prior to such determination, such determination shall be made by the Independent Legal Counsel unless the Indemnitee shall request that the determination be made by the Board of Directors or the board of directors of the surviving corporation (in the event the Corporation is not the surviving corporation as a result of such Change of Control).

(c) The determination of the Indemnitee’s entitlement to indemnification under Section 5(b) hereof shall be made no later than sixty (60) days after receipt of the written request provided pursuant to Section 5(a) hereof; provided that any request for indemnification for Liabilities, other than amounts paid in settlement, shall have been made after a determination thereof in a Proceeding. If it is determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within ten (10) days after such determination. The Indemnitee shall cooperate reasonably with the person or persons making such determination with respect to the Indemnitee’s entitlement to indemnification, including without limitation, providing to such person or persons upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. Any Expenses (including, without limitation, attorneys’ fees and disbursements) incurred by the Indemnitee in so cooperating shall be borne by the Corporation (irrespective of the determination as to the Indemnitee’s entitlement to indemnification), and the Corporation hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.

(d) If the determination of entitlement to indemnification is to be made by Independent Legal Counsel pursuant to Section 5(b) of this Agreement, the Independent Counsel shall be selected as provided in this Section 5(d) hereof. If a Change of Control shall not have occurred, the Independent Legal Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to the Indemnitee advising him of the identity of the Independent Legal Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and the Indemnitee shall given written notice to the Corporation advising it of the identity of the Independent Legal Counsel so selected. In either event, the Indemnitee or the Corporation, as the case may be, may within seven (7) days after such written notice of selection shall have been given, deliver to the Corporation or to the Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Legal Counsel so selected does not meet the requirement of “Independent Legal Counsel” as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 5(a) of this Agreement, no Independent Legal Counsel shall have been selected or, if selected, shall have been objected to, in accordance with this Section 5(d), either the Corporation or the Indemnitee may petition a court under the terms of Section 18(h) of this Agreement for resolution for resolution of any objection that shall have been made by the Corporation or the Indemnitee to the other’s selection of Independent Legal Counsel or for the appointment by the court of as Independent Legal Counsel, and the person with respect to whom an objection is favorably resolved or the person so appointed by the court shall act as the Independent Legal Counsel under Section 5(b) of this Agreement. The Corporation shall pay any and all reasonable fees and expenses of Independent Legal Counsel incurred by such Independent Legal Counsel in connection with acting pursuant to Section 5(b) of this Agreement, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 5(d), regardless of the manner in which such Independent Legal Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 7 of this Agreement, the Independent Legal Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

6. Presumptions and Effect of Certain Proceedings.

(a) To the maximum extent permitted by the FCBA and other applicable law, in making a determination with respect to entitlement to indemnification or an Expense Advance hereunder, the person or persons making such determination shall presume that the Indemnitee is entitled to indemnification or an Expense Advance under this Agreement if the Indemnitee has submitted a request for indemnification in accordance with Section 5(a) of this Agreement or a request for Expense Advance under Section 4(c) hereof, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person or persons of any determination contrary to that presumption.

(b) If the person or persons empowered or selected under Section 5 of this Agreement to determine whether the Indemnitee is entitled to indemnification shall have failed to make the requested determination within sixty (60) days after the receipt by the Corporation of the request therefor, the determination of entitlement to indemnification shall be deemed to have been made and, except as otherwise provided in Section 7(c) hereof, the Indemnitee shall be deemed to be absolutely entitled to such indemnification.

(c) The termination of any Proceeding or of any claim, issue, or matter therein by judgment, order, settlement, arbitration award, or conviction, or upon a plea of nolo contendre or its equivalent, shall not of itself (i) adversely affect the rights of the Indemnitee to indemnification, or (ii) create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief relevant to determining the Indemnitee’s rights to indemnification hereunder.

7. Remedies of the Indemnitee.

(a) In the event that (i) an initial determination is made pursuant to Section 5 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, (ii) an Expense Advance is not timely made when and as required under this Agreement, (iii) payment has not been timely made following a determination that the Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6(b) of this Agreement, or (iv) the Indemnitee otherwise seeks enforcement of this Agreement; then in each such case the the Indemnitee shall be entitled to a final adjudication in a court, under the terms of Section 18(h) of this Agreement, of the Indemnitee’s entitlement to such indemnification or Expense Advance. Alternatively, unless court approval is required by law for the indemnification or Expense Advance sought by the Indemnitee, the Indemnitee at the Indemnitee’s option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association now in effect, which award is to be made within 120 days following the filing of the demand for arbitration. Except as set forth herein, the provisions of Florida law shall apply to any such arbitration. The Corporation shall not oppose the Indemnitee’s right to seek any such adjudication or arbitration award. In any such proceeding or arbitration, the Indemnitee shall be presumed to be entitled to indemnification and Expense Advances under this Agreement and the Corporation shall have the burden of proof to overcome that presumption.

(b) In the event that a determination shall have been made pursuant to Section 5 of this Agreement that the Indemnitee is not entitled to indemnification, in whole or in part, any judicial proceeding or arbitration commenced pursuant to this Section 7 shall be conducted in all respects as a de novo trial or arbitration on the merits, and the Indemnitee shall not be prejudiced by reason of a determination under Section 5 of this Agreement that the the Indemnitee is not entitled to indemnification.

(c) If a determination shall have been made under Section 5 hereof or deemed to have been made pursuant to Section 6(b) of this Agreement the terms of this Agreement that the Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination, absent (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a specific finding (which has become final) by a court of competent jurisdiction (as to which all rights of appeal therefrom have been exhausted or have lapsed) that all or any part of such indemnification is expressly prohibited under applicable law or this Agreement.

(d) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

8. Indemnification for Expenses Incurred in Enforcing Rights. The Corporation shall indemnify the Indemnitee against any and all Expenses, and if requested by the Indemnitee, shall make an Expense Advance to the Indemnitee pursuant to the procedures set forth in Section 4(c)(i) hereof that are incurred by the Indemnitee in connection with any claim asserted against or action brought by the Indemnitee for:

(a) enforcement of this Agreement;

(b) indemnification of Liabilities, Expenses, or Expense Advances, by the Corporation under this Agreement or any other written agreement between the Corporation and the Indemnitee, or under the FBCA or the Articles of Incorporation or the Bylaws now or hereafter in effect relating to the indemnification of the Indemnitee; or

(c) recovery under any directors’ and officers’ liability insurance policies maintained by the Corporation.

9. Limitations on Indemnification. No indemnification pursuant to Section 3 shall be paid by the Corporation nor shall Expenses be advanced pursuant to Section 4(c)(i):

(a) Insurance. To the extent that the Indemnitee has received reimbursement pursuant to such liability insurance as may exist for the Indemnitee’s benefit. Notwithstanding the availability of such insurance, the Indemnitee also may claim indemnification from the Corporation pursuant to this Agreement by assigning to the Corporation any claims under such insurance to the extent the Indemnitee is paid by the Corporation. The Indemnitee shall reimburse the Corporation for any sums he receives as indemnification from other sources to the extent of any amount paid to him or her for that purpose by the Corporation.

(b) Section 16(b). On account and to the extent of any wholly or partially successful claim against the Indemnitee for an accounting of profits made for the purchase or sale by the Indemnitee of securities of the Corporation in violation of the provisions of Section 16(b) of the Exchange Act or similar provisions of any federal, state or local statutory law;

(c) Section 304 or Similar Forfeiture. On account and to the extent of any wholly or partially successful claim against the Indemnitee that such amounts include amounts paid in bonus or other incentive-based or equity-based compensation, or profits from the sale of securities, that the the Indemnitee is required to reimburse to the Corporation under Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law;

(d) Unauthorized Settlements. Provided there has been no Change in Control, for Liabilities in connection with Proceedings settled without the Corporation’s consent, which consent, however, shall not be unreasonably withheld;

(e) Unlawful Indemnification. To the extent it would be otherwise prohibited by law, if so established by a judgment or other final adjudication (as to which all rights of appeal therefrom have been exhausted or have lapsed) adverse to the Indemnitee;

(f) Indemnitee’s Proceedings. In connection with all or any part of a Proceeding which is initiated or maintained by or on behalf of the Indemnitee, or any Proceeding by the Indemnitee against, the Corporation or its directors, officers, employees or other Agents, unless (i) such indemnification is expressly required to be made under the FBCA, (ii) the Proceeding was authorized by a majority of the Disinterested Directors, (iii) there has been a Change of Control, (iv) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the FBCA, (v) such indemnification is provided under a written employment agreement between the Indemnitee and the Corporation or any Subsidiary or Affiliate, (vi) such indemnification is provided under the Articles of Incorporation or the Bylaws, or (vii) such Proceeding is initiated or maintained to enforce the Indemnitee’s rights or the Corporation’s obligations under this Agreement;

(g) Actions Initiated by Federal Banking Agency. If and to the extent it is sustained in connection with an administrative or civil enforcement action which is initiated by a federal banking agency and results in a final adjudication or finding (as to which all rights of appeal therefrom have been exhausted or have lapsed) against Indemnitee; or

(h) Indemnification Prohibited by FDIC or Federal Banking Law. If and to the extent that, on the date thereof, it is a prohibited indemnification payment under the regulations and the general policy of the Federal Deposit Insurance Corporation (including, without limitation, 12 C.F.R. Part 359.0 et seq.) or federal banking law (including, without limitation, 12 U.S.C. Section 1828(k)), as both are amended and in effect on the date of such payment.

10. Non-Exclusivity. The rights of the Indemnitee under this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may have now or in the future under applicable law, the Articles of Incorporation, the Bylaws, other written agreements between the Indemnitee and the Corporation or any Subsidiary or Affiliate, vote of the Disinterested Directors, insurance or other financial arrangements, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Articles of Incorporation, the Bylaws, this Agreement or any other written agreement between the Indemnitee and the Corporation or any Subsidiary or Affiliate, it is the intent of the parties that the Indemnitee enjoy the greater benefits so afforded by such change.

11. Maintenance of Insurance. The Corporation, represents that it presently has in place certain directors’ and officers’ liability insurance policies covering its directors and officers. Subject only to the provisions within this Section 11, the Corporation agrees that so long as the Indemnitee shall have consented to serve or shall continue to serve as a director, officer, or other Agent of the Corporation or any Subsidiary or Affiliate, and at all times thereafter so long as the Indemnitee shall be subject to any possible Proceeding, the Corporation will use all reasonable efforts to maintain in effect for the benefit of the Indemnitee one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance from established and reputable insurers, providing, in all respects, coverage both in scope and amount which is no less favorable than that provided by such policies that are in existence on the date of this Agreement. Notwithstanding the foregoing, the Corporation shall not be required to maintain said policies of directors’ and officers’ liability insurance during any time period if during such period such insurance is not reasonably available or if it is determined in good faith by the then directors of the Corporation either that:

(a) The premium cost of maintaining such insurance is substantially disproportionate to the amount of coverage provided thereunder; or

(b) The protection provided by such insurance is so limited by exclusion, deductions or otherwise that there is insufficient benefit to warrant the cost of maintaining such insurance.

Anything in this Agreement to the contrary notwithstanding, to the extent that and for so long as the Corporation shall choose to continue to maintain any policies of directors’ and officers’ liability insurance during the period described in this Section 11, the Corporation shall maintain similar and equivalent insurance for the benefit of the Indemnitee during such period (unless such insurance shall be less favorable to the Indemnitee than the Corporation’s existing policies).

12. Notice by Indemnitee and Defense of Claims. The Indemnitee agrees promptly to notify the Corporation in writing upon being notified of any matter which may be subject to indemnification hereunder or upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification hereunder, whether civil, criminal, arbitrative, administrative or investigative; but the omission so to notify the Corporation will not relieve the Corporation from any liability which it may have to the Indemnitee if such omission does not actually prejudice the Corporation’s rights and, if such omission prejudices the Corporation’s rights, it will relieve the Corporation from liability only to the extent of such prejudice; nor will such omission relieve the Corporation from any liability which it may have to the Indemnitee otherwise than under this Agreement. With respect to any Proceeding:

(a) The Corporation will be entitled to participate therein at its own expense;

(b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Corporation shall not be entitled to assume the defense of any Proceeding if there has been a Change in Control. After notice from the Corporation to the Indemnitee of its election so to assume the defense thereof and the assumption of such defense, the Corporation will not be liable to the Indemnitee under this Agreement for any Expense Advances subsequently incurred by the Indemnitee in connection with the Indemnitee’s defense except as otherwise provided below. The Indemnitee shall have the right to employ his or her counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof and the assumption of such defense shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnitee in the conduct of the defense of such action or that the Corporation’s counsel may not be adequately representing the Indemnitee, or (iii) the Corporation shall not in fact have employed counsel within 20 calendar days from receipt of such notice to assume the defense of such action; and in each of the cases described in Section 12(b)(i), (ii), and (iii) hereof, the fees and expenses of the Indemnitee’s counsel shall be at the expense of the Corporation; and

(c) The Corporation shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Corporation’s written consent. The Corporation shall not settle any action or claim in any manner which would impose any liability, obligation, limitation or penalty on the Indemnitee without the Indemnitee’s prior written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay its or his or her consent to any proposed settlement; provided, however, that the Indemnitee may withhold the Indemnitee’s consent if such settlement would impose any financial obligation on the Indemnitee (which is not reimbursed under any existing directors’ and officers’ liability insurance policy maintained by the Corporation or any Subsidiary or Affiliate) or restrict the Indemnitee’s business or professional activities..

13. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to the Indemnitee for any reason whatsoever, the Corporation, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by the Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement or for Expenses, in connection with any claim relating to an indemnifiable matter under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (a) the relative benefits received by the Corporation and the Indemnitee as a result of the event or transaction giving rise to such Proceeding; and (b) the relative fault of the Corporation (and its directors, officers, employees and agents) and the Indemnitee in connection with such events or transactions.

14. Establishment of Trust. In the event of a Change in Control or a Potential Change in Control, the Corporation shall, upon written request by the Indemnitee, create a trust for the benefit of Indemnitee and from time to time upon written request of the Indemnitee shall fund the trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for participating in, and defending any Proceeding which is subject to indemnification under this Agreement. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the parties making the determination under Section 5(b) hereof. The terms of the trust shall provide that upon a Change in Control: (a) the trust shall not be revoked, or the principal thereof invaded, without the written consent of the Indemnitee; (b) the trustee shall advance, within ten business days of a request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the trust under the same circumstances for which the Indemnitee would be required to reimburse the Corporation under Section 4(c) of this Agreement); (c) the trust shall continue to be funded by the Corporation in accordance with the funding obligation set forth above; (d) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (e) all unexpended funds in the trust shall revert to the Corporation upon a final determination by the parties making the determination provided under Section 5(b) hereof, or a final determination by a court of competent jurisdiction (as to which all rights of appeal therefrom have been exhausted or have lapsed), as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by the Indemnitee. Nothing in this Section 14 shall relieve the Corporation of any of its obligations under this Agreement. All income earned on the assets held in the trust shall be reported as income by the Corporation for federal, state, local, and foreign tax purposes. The Corporation shall pay all costs of establishing and maintaining the trust and shall indemnify the trustee against any and all expenses (including, without limitation, attorneys’ fees and costs), claims, liabilities, losses, and damages arising out of or relating to this Agreement or the establishment and maintenance of the trust.

15. Claims Against the Indemnitee. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Corporation or any affiliate of the Corporation against the Indemnitee, the Indemnitee’s spouse, heirs, executors, or personal or legal representatives unless notice of such claim is given to the Indemnitee within two years after the date of accrual of such cause of action, or such shorter period as may be permitted, or longer period as may be required, by applicable law under the circumstances.

16. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of the Indemnitee related to, but only to the extent of, such payment. The Indemnitee shall, without cost or expense to the Indemnitee, cooperate as may be reasonably requested by the Corporation, in order for the Corporation to be able to secure such rights of subrogation, including, without limitation, the execution of documents by the Indemnitee.

17. Duration and Scope of Agreement; Binding Effect. This Agreement shall continue so long as the Indemnitee shall be subject to any possible Proceeding subject to indemnification by reason of the fact that the Indemnitee is or was a director, officer (including the Indemnitee’s service as the interim Chief Financial Officer of the Corporation) or other Agent of the Corporation or any Subsidiary or Affiliate, and shall be applicable to Proceedings commenced or continued after execution of this Agreement, whether arising from acts or omissions occurring before or after such execution. This Agreement shall be binding upon the Corporation, its Subsidiaries and the Corporation’s successors and assigns (including, without limitation, any direct or indirect successor or purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation) and shall inure to the benefit of the Indemnitee and the Indemnitee’s spouse, assigns, heirs, devisees, executors, administrators and other legal representatives. The Corporation shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise), to all or substantially all of the Corporation’s business or assets, expressly to assume (by written agreement in form and substance reasonably satisfactory to the Indemnitee) and agree to perform this Agreement in the same manner and to the same extent that the Corporation would have been required to perform if no such transaction or succession had taken place.

18. General Provisions.

(a) Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

(b) Captions. The captions in this Agreement are inserted for convenience of reference only and shall not be deemed to constitute part of this Agreement or to affect the interpretation thereof.

(c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

(d) Interpretation. The parties intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by the FBCA and other applicable law.

(e) Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. No waiver of any provision of this Agreement shall be effective unless executed in writing.

(f) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, at the time of delivery, (ii) if mailed by certified mail (return receipt requested) with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) if delivered by a nationally recognized overnight courier service, one business day after being deposited with such courier, and addressed: (A) if to the Corporation, to 1301 – 6th Avenue West, Suite 300, Bradenton, Florida 34205, Attention: Secretary, or (B) if to the Indemnitee, to the address listed on the signature page below, or (C) to such other address as either party has specified by notice given in accordance with this Section.

(g) Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

(h) Consent to Jurisdiction. The Corporation and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Florida for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Florida.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above set forth.

COAST FINANCIAL HOLDINGS, INC.

By:	/s/ James K. Toomey
Name:	James K. Toomey
Title:	Chairman of the Board

INDEMNITEE:

/s/ Justin D. Locke (Signature)

Justin D. Locke
(Printed Name)

Address:

[Signature page to Indemnification Agreement]